MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.










FUND LOGO










Annual Report

May 31, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





DEAR SHAREHOLDER



Economic Environment
US gross domestic product (GDP) surged 5.8% in the first quarter of 1997, well above the economy's non-inflationary growth potential and our own expectations. First-quarter growth was driven by a huge pickup in consumer spending and stronger-than-expected inventory accumulation. However, the latest economic data suggest these gains are moderating. As such, we expect second-quarter growth to fall to a more moderate 2%--2.5% rate.

Real consumer spending rose at its fastest pace in nine years during the first quarter, rising 6.4% compared to 2.6% for all of 1996. The "persisting strength of demand" was cited by Federal Reserve Board
(FRB) Chairman Alan Greenspan as the chief contributing factor in the FRB's decision to raise interest rates in March. Nonetheless, consumer demand appears to be slowing to a more temperate pace in the second quarter. Early economic reports show retail sales softening and vehicle sales declining. Inventory building unexpectedly grew at its fastest pace in two years and added 2% to first-quarter GDP growth. Unless consumer demand remains excessively strong, the rate of inventory building in the first quarter is probably unsustainable. As a result, we expect inventory accumulation to decelerate and act as a drag on second-quarter GDP.

In May, the US unemployment rate fell to 4.8%, the lowest rate in nearly 24 years. Despite a tight labor market, there are no labor cost pressures in the inflation pipeline. The employment cost index rose 0.6% in the first quarter and is up just 2.9% from a year ago, which is near the slowest compensation pace in 50 years. Overall, inflation still remains dormant. Both the core consumer price and core producer price indexes rose just 2.5% and 0.8%, respectively, on a year-over-year basis through April. In addition, the Journal of Commerce Industrial Price Index, a broad measure of inflationary trends, fell to a three-year low in May.

Although we believe the US economy continues to enjoy the best of all worlds and will continue on its low inflation, moderate growth path, there are risks which could increase interest rate volatility in the interim. The FRB faces two immediate concerns. First, aggregate demand remains overly strong causing capacity to become stressed. Second, continued tightening of the labor markets will lead to rising wage inflation. Should either of these conditions fail to lessen, it is likely the FRB will continue to tighten monetary policy by raising interest rates. Regardless, we believe overall interest rate risk should be limited, as long as inflation remains subdued.

Fiscal Year in Review
The Fund's fiscal year ended May 31, 1997 marked a period in which interest rates moved in tandem with changes in economic growth. However, despite pronounced swings in GDP, stable inflation kept interest rates within a relatively narrow trading band. As a result, interest rate volatility declined, causing adjustable rate mortgage securities (ARMS) to once again perform exceptionally well. Though the Fund's fiscal year began and ended with interest rates virtually unchanged for the second year in a row, the net asset values of all the Fund's classes of shares rose during the 12-month period ended May 31,1997. (For complete performance information, including average annual total returns, see pages 4--7 of this report to shareholders.)

As the 1996 second quarter unfolded, robust economic growth pushed interest rates higher causing the one-year Treasury bill to reach its 1996 peak yield of 5.96% in July. As it became apparent that growth was slowing in the third quarter of 1996, the bond market staged an eventful rally, causing the one-year Treasury bill yield to fall to its 1996 low of 5.35% in November 1996. However, as the US economy regained momentum during the fourth quarter of 1996 and the first quarter of 1997, interest rates once again moved higher culminating with the FRB raising interest rates in March. Finally, with the latest economic data indicating slower second-quarter growth, interest rates fell from their 1997 highs. The one-year Treasury bill ended May yielding 5.76%.

Our basic investment strategy during the year ended May 31, 1997 again focused on holding "seasoned" ARMS. Seasoned ARMS--those that were originated over five years ago and have experienced various interest rate cycles--typically prepay much slower than other ARMS because either the underlying ARM loans cannot be refinanced or there is interest rate insensitivity among the remaining mortgagors in the ARM pools. Not only did the Fund benefit from the relatively stable cashflows of our seasoned ARMS, but their yield spreads narrowed as well and prices rose significantly. As a result, ARMS once again outperformed money market instruments. In addition, the Fund increased its holdings of short-term US Treasury securities in the third quarter of 1996 as interest rates neared their highs. Because US Treasury securities offer superior return characteristics in a declining interest rate environment, the Fund benefited as interest rates rallied in the third and fourth quarters of 1996.

Looking ahead, while we believe that the US economy will continue on its low inflation, moderate growth path and interest rates will remain within a modest range, we will not be lulled into a sense of complacency. As such, we have identified two possible risks to the ARMS market. First, should economic growth fail to subside, the FRB could engineer a series of policy tightenings, pushing short-term interest rates up sharply. In such a scenario, interest rate volatility would increase dramatically and push ARMS prices down. Second, should economic growth become weaker than expected, the bond market could rally, increasing prepayment risk. Because most ARMS trade at premium prices, faster prepayments could dampen those prices. In any event, our overall investment strategy will continue to emphasize yield enhancement, while limiting net asset value fluctuation.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager





June 24, 1997




PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Total Return
Based on a
$10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Shares compared to growth of an investment in the Lehman Brothers
Short Government Index and the Six-Month Treasury Bill Index.
Beginning and ending values are:

Class A & Class C Shares

                                               10/21/94*         5/31/97

ML Adjustable Rate Securities Fund, Inc++--     $ 9,600          $11,512
Class A Shares*

ML Adjustable Rate Securities Fund, Inc++--     $10,000          $11,717
Class C Shares*

Lehman Brothers Short Government Index          $10,000          $11,844
(1-2 Years)++++

Six-Month Treasury Bill Index++++++             $10,000          $11,518



Class B & Class D Shares

                                                 8/2/91*         5/31/97

ML Adjustable Rate Securities Fund, Inc++--     $10,000          $12,742
Class B Shares*

ML Adjustable Rate Securities Fund, Inc++--     $ 9,600          $12,602
Class D Shares*

Lehman Brothers Short Government Index          $10,000          $14,069
(1-2 Years)++++

Six-Month Treasury Bill Index++++++             $10,000          $13,088

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
    **Commencement of Operations.
    ++ML Adjustable Rate Securities Fund, Inc. Invests primarily in adjustable rate securities, consisting principally of mortgage-backed securities and asset-backed securities.
  ++++This unmanaged Index is comprised of all US Government agency and Treasury securities with maturities of one to two years. ++++++This unmaneged Index is comprised of US Treasury bills maturing in up to six months.

Past Performance is not predictive of future performance.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                         +7.17%         +2.88%
Inception (10/21/94) through 3/31/97       +7.09          +5.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +6.35%         +2.35%
Five Years Ended 3/31/97                   +4.03          +4.03
Inception (8/2/91) through 3/31/97         +4.17          +4.17

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +6.20%         +5.20%
Inception (10/21/94) through 3/31/97       +6.18          +6.18

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +6.90%         +2.63%
Five Years Ended 3/31/97                   +4.54          +3.69
Inception (8/2/91) through 3/31/97         +4.68          +3.93

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning    Ending        Distributed            Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.110              -0.21%
1995                            9.33        9.53             --                0.606              +8.86
1996                            9.53        9.63             --                0.587              +7.42
1/1/97--5/31/97                 9.63        9.65             --                0.229              +2.78
                                                                              ------
                                                                        Total $1.532

                                                          Cumulative total return as of 5/31/97: +19.93%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning    Ending        Distributed            Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.268              +2.60%
1992                            9.99        9.77             --                0.497              +2.84
1993                            9.77        9.73             --                0.313              +2.83
1994                            9.73        9.33             --                0.386              -0.14
1995                            9.33        9.54             --                0.533              +8.13
1996                            9.54        9.60             --                0.512              +6.16
1/1/97--5/31/97                 9.60        9.62             --                0.200              +2.45
                                                                              ------
                                                                        Total $2.709

                                                          Cumulative total return as of 5/31/97: +27.42%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning    Ending        Distributed            Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.095              -0.37%
1995                            9.33        9.54             --                0.528              +8.08
1996                            9.54        9.61             --                0.509              +6.23
1/1/97--5/31/97                 9.61        9.63             --                0.199              +2.44
                                                                              ------
                                                                        Total $1.331

                                                          Cumulative total return as of 5/31/97: +17.17%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning    Ending        Distributed            Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.289              +2.82%
1992                            9.99        9.77             --                0.547              +3.36
1993                            9.77        9.73             --                0.362              +3.35
1994                            9.73        9.32             --                0.434              +0.26
1995                            9.32        9.53             --                0.582              +8.69
1996                            9.53        9.60             --                0.562              +6.82
1/1/97--5/31/97                 9.60        9.62             --                0.219              +2.67
                                                                              ------
                                                                        Total $2.995

                                                          Cumulative total return as of 5/31/97: +31.27%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                     12 Month     3 Month
                                                 5/31/97    2/28/97   5/31/96        % Change     % Change
Class A Shares*                                    $9.65      $9.63     $9.54        +1.15%       +0.21%
Class B Shares*                                     9.62       9.61      9.53        +0.94        +0.10
Class C Shares*                                     9.63       9.62      9.53        +1.05        +0.10
Class D Shares*                                     9.62       9.61      9.52        +1.05        +0.10
Class A Shares--Total Return*                                                        +7.48(1)     +1.74(2)
Class B Shares--Total Return*                                                        +6.44(3)     +1.44(4)
Class C Shares--Total Return*                                                        +6.51(5)     +1.44(6)
Class D Shares--Total Return*                                                        +7.11(7)     +1.58(8)
Class A Shares--Standardized 30-day Yield           5.68%
Class B Shares--Standardized 30-day Yield           5.18%
Class C Shares--Standardized 30-day Yield           5.12%
Class D Shares--Standardized 30-day Yield           5.45%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.584 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.148 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.509 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.506 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.559 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.142 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS
                                               Face                                                           Value     Percent of
                  Index                       Amount             Issue                            Cost      (Note 1a)   Net Assets
Adjustable Rate*  Certificate of Deposit   $ 4,222,688  Federal National Mortgage
Mortgage-Backed   Indexed Obligations                   Association, #307622, 7.403%
Obligations**                                           due 4/01/2023                        $  4,343,668 $  4,352,662    3.49%

                  Constant Maturity                     Federal Home Loan Mortgage
                  Treasury Indexed                      Corporation:
                  Obligations                2,107,567    #645073, 7.762% due 5/01/2015         2,143,132    2,174,322    1.74
                                             3,830,652    #606108, 7.807% due 9/01/2019         3,907,146    4,031,762    3.23
                                             2,500,737    #775194, 7.131% due 3/01/2020         2,507,515    2,581,236    2.07
                                                65,360    #785173, 7.64% due 8/01/2020             66,871       66,953    0.05
                                             2,913,559    #845139, 8.036% due 3/01/2022         2,957,665    3,061,072    2.45
                                             5,221,670    #845535, 7.881% due 10/01/2023        5,321,716    5,487,662    4.39
                                             7,921,860    #755170, 7.607% due 8/01/2031         8,189,222    8,185,499    6.55
                                                        Federal National Mortgage
                                                        Association:
                                               531,615    #21041, 7.31% due 10/01/2013            546,899      529,127    0.42
                                             1,417,131    #21059, 7.29% due 11/01/2013          1,457,874    1,413,121    1.13
                                             1,129,257    #20293, 6.78% due 9/01/2015           1,161,723    1,119,625    0.90
                                             4,563,301    #142069, 7.26% due 12/01/2021         4,657,419    4,742,274    3.80
                                             1,969,254    #181278, 7.378% due 9/01/2022         2,018,893    2,012,332    1.61
                                             4,294,267    #200009, 7.58% due 2/01/2023          4,309,933    4,435,849    3.55
                                             5,924,866    #291252, 7.993% due 8/01/2024         6,000,600    6,188,700    4.96
                                               997,662    #309653, 7.22% due 5/01/2025          1,021,237    1,020,269    0.82
                                             2,350,964    #324905, 7.768% due 9/01/2025         2,374,820    2,452,296    1.96
                                             7,736,184  Prudential Home Mortgage Securities
                                                        Company, Inc., REMIC (a) 92-35-A1,
                                                        8.286% due 11/25/2022                   7,929,589    7,899,369    6.32

                  Cost of Funds              3,743,454  DLJ Mortgage Acceptance Corp.,
                  Indexed Obligations                   REMIC (a)91-6-A1, 7.827% due
                                                        9/25/2021                               3,807,502    3,755,152    3.01

                  London Interbank           5,400,781  Federal National Mortgage
                  Offered Rate Indexed                  Association, #305729, 7.626%
                  Obligations                           due 2/01/2025                           5,561,013    5,587,270    4.47
                                                        Resolution Trust Corporation,
                                                        REMIC (a):
                                             6,510,813    91-M7-B, 7.75% due 1/25/2021          6,510,813    6,532,716    5.23
                                            15,005,514    92-C1-B, 7.75% due 8/25/2023         14,452,436   15,080,541   12.07
                                            12,000,000  Saxon Mortgage Securities
                                                        Corporation, REMIC (a) 92-3-B,
                                                        7.819% due 11/25/2022                  12,249,724   12,090,000    9.68

                                                        Total Investments in Adjustable
                                                        Rate Mortgage-Backed Obligations      103,497,410  104,799,809   83.90

Derivative                                  14,345,214  Capstead Mortgage Securities
Mortgage-Backed                                         Corporation II, REMIC (a) 93-2I-A3,
Obligations**--                                         0.50% due 9/25/2023                      218,728        71,726    0.06
Interest Only (b)                           60,669,172  DLJ Mortgage Acceptance Corp., REMIC
                                                        (a) 92-6-A1, 0.644% due 7/25/2022         839,528      594,558    0.47
                                                76,211  Federal Home Loan Mortgage
                                                        Corporation, REMIC (a)(c) 92-1363-C,
                                                        323% due 8/15/2022                      1,247,520      595,750    0.48
                                                    91  Prudential Home Mortgage Securities
                                                        Company, Inc., REMIC (a) 92-1-A9,
                                                        42,989% due 2/25/2022                      22,001       10,325    0.01
                                                        Sears Mortgage Securities Corp.,
                                                        REMIC (a):
                                                 3,924    91-K-A4, 5,879% due 9/25/2021           535,120      370,831    0.30
                                            31,621,325    92-12-A3, 0.51% due 7/25/2022           359,745      331,036    0.26

                                                        Total Investments in Derivative
                                                        Mortgage-Backed Obligations--
                                                        Interest Only                           3,222,642    1,974,226    1.58


Fixed Rate                                   3,811,635  Resolution Trust Corporation, REMIC
Mortgage-Backed                                         (a) 92-CHF-B, 7.15% due 12/25/2020      3,856,685    3,815,804    3.06
Obligations**
                                                        Total Investments in Fixed Rate
                                                        Mortgage-Backed Obligations             3,856,685    3,815,804    3.06


                                                        Total Investments in Mortgage-
                                                        Backed Obligations                    110,576,737  110,589,839   88.54


US Government                                           United States Treasury Notes:
Obligations                                  7,000,000    6.125% due 8/31/1998                  6,969,922    7,010,920    5.62
                                             5,000,000    6% due 8/15/1999                      4,942,656    4,974,200    3.98

                                                        Total Investments in US Government
                                                        Obligations                            11,912,578   11,985,120    9.60


Short-Term        Repurchase                 2,464,000  Nikko Securities International,
Securities        Agreements***                         Inc., purchased on 5/30/1997 to
                                                        yield 5.58% to 6/02/1997                2,464,000    2,464,000    1.97

                                                        Total Short-Term Securities             2,464,000    2,464,000    1.97

                                                        Total Investments                    $124,953,315  125,038,959  100.11
                                                                                             ============
                                                        Liabilities in Excess of Other
                                                        Assets                                                (131,173)   (.11)
                                                                                                          ------------  -------
                                                        Net Assets                                        $124,907,786  100.00%
                                                                                                          ============  =======

                 *Adjustable Rate Obligations have coupon rates which reset periodically.
                **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
               ***Repurchase Agreements are fully collateralized by US Government &
                  Agency Obligations.
               (a)Real Estate Mortgage Investment Conduits (REMIC).
               (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (c)Adjustable rate coupon that resets inversely to changes in the
                  London Interbank Offered Rate.


                  See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$124,953,315) (Note 1a)                         $125,038,959
                    Cash                                                                                             242
                    Receivables:
                      Interest                                                             $  1,047,126
                      Principal paydowns                                                        286,465
                      Capital shares sold                                                        10,590        1,344,181
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          90,988
                                                                                                            ------------
                    Total assets                                                                             126,474,370
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 1,141,678
                      Dividends to shareholders (Note 1g)                                       180,210
                      Distributor (Note 2)                                                       76,925
                      Investment adviser (Note 2)                                                55,222        1,454,035
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       112,549
                                                                                                            ------------
                    Total liabilities                                                                          1,566,584
                                                                                                            ------------

Net Assets:         Net assets                                                                              $124,907,786
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                    $      2,749
Consist of:         Class B Common Stock, $0.10 par value, 600,000,000 shares authorized                       1,102,284
                    Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                          55,214
                    Class D Common Stock, $0.10 par value, 200,000,000 shares authorized                         137,950
                    Paid-in capital in excess of par                                                         158,237,079
                    Accumulated realized capital losses on investments--net (Note 5)                         (34,713,134)
                    Unrealized appreciation on investments--net                                                   85,644
                                                                                                            ------------
                    Net assets                                                                              $124,907,786
                                                                                                            ============

Net Asset           Class A--Based on net assets of $265,239 and 27,491
Value:              shares outstanding                                                                      $       9.65
                                                                                                            ============
                    Class B--Based on net assets of $106,060,849 and 11,022,844
                    shares outstanding                                                                      $       9.62
                                                                                                            ============
                    Class C--Based on net assets of $5,315,233 and 552,141
                    shares outstanding                                                                      $       9.63
                                                                                                            ============
                    Class D--Based on net assets of $13,266,465 and 1,379,496
                    shares outstanding                                                                      $       9.62
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 1997
Investment Income   Interest and discount earned, net of premium amortization                               $  9,650,937
(Note 1e):                                                                                                  ------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)                                  905,720
                    Investment advisory fees (Note 2)                                                            689,185
                    Transfer agent fees--Class B (Note 2)                                                        131,694
                    Accounting services (Note 2)                                                                  98,039
                    Professional fees                                                                             80,005
                    Registration fees (Note 1f)                                                                   73,122
                    Printing and shareholder reports                                                              68,928
                    Directors' fees and expenses                                                                  40,439
                    Account maintenance fees--Class D (Note 2)                                                    32,462
                    Account maintenance and distribution fees--Class C (Note 2)                                   30,129
                    Custodian fees                                                                                24,582
                    Transfer agent fees--Class D (Note 2)                                                         11,235
                    Amortization of organization expenses (Note 1f)                                                4,003
                    Transfer agent fees--Class C (Note 2)                                                          3,634
                    Pricing fees                                                                                   1,711
                    Transfer agent fees--Class A (Note 2)                                                            313
                    Other                                                                                         14,968
                                                                                                            ------------
                    Total expenses                                                                             2,210,169
                                                                                                            ------------
                    Investment income--net                                                                     7,440,768
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,901,359)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      3,283,381
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,822,790
(Notes 1c, 1e & 3):                                                                                         ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                         1997              1996
Operations:         Investment income--net                                                 $  7,440,768     $ 10,070,282
                    Realized gain (loss) on investments--net                                 (1,901,359)         318,695
                    Change in unrealized appreciation/depreciation on investments--net        3,283,381         (890,435)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,822,790        9,498,542
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (21,887)         (27,553)
(Note 1g):            Class B                                                                (6,440,557)      (9,248,234)
                      Class C                                                                  (200,022)         (81,537)
                      Class D                                                                  (758,871)        (812,697)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders      (7,421,337)     (10,170,021)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share transactions      (30,039,497)     (66,863,233)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (28,638,044)     (67,534,712)
                    Beginning of year                                                       153,545,830      221,080,542
                                                                                           ------------     ------------
                    End of year                                                            $124,907,786     $153,545,830
                                                                                           ============     ============


                    See Notes to  Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                     Class A
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived            For the                 Oct. 21,
                    from information provided in the financial statements.              Year Ended              1994++ to
                                                                                         May 31,                 May 31,
                    Increase (Decrease) in Net Asset Value:                      1997+++++      1996+++++         1995
Per Share           Net asset value, beginning of period                         $   9.54       $   9.55        $   9.46
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .59            .56             .36
                    Realized and unrealized gain on investments--net                  .10            .03             .09
                                                                                 --------       --------        --------
                    Total from investment operations                                  .69            .59             .45
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                       (.58)          (.60)           (.36)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.65       $   9.54        $   9.55
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              7.48%          6.41%           4.85%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                         .89%           .81%            .87%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          6.13%          6.20%           6.18%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $    265       $    281        $    345
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             18.48%         25.30%         102.55%
                                                                                 ========       ========        ========
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                 Class B
                                                                                  For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:           1997+++++  1996+++++    1995      1994       1993
Per Share           Net asset value, beginning of year                $   9.53   $   9.56  $   9.53  $   9.76   $   9.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51        .52       .46       .32        .40
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09       (.02)      .04      (.24)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .60        .50       .50       .08        .24
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.51)      (.53)     (.47)     (.31)      (.40)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.62   $   9.53  $   9.56  $   9.53   $   9.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.44%      5.34%     5.48%      .77%      2.48%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.65%      1.59%     1.59%     1.46%      1.40%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.35%      5.45%     4.88%     3.20%      4.15%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $106,061   $137,387  $202,334  $374,376   $689,593
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  18.48%     25.30%   102.55%    60.38%    104.71%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class C
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived            For the                 Oct. 21,
                    from information provided in the financial statements.              Year Ended              1994++ to
                                                                                         May 31,                 May 31,
                    Increase (Decrease) in Net Asset Value:                      1997+++++      1996+++++          1995
Per Share           Net asset value, beginning of period                         $   9.53       $   9.56        $   9.46
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .50            .48             .31
                    Realized and unrealized gain on investments--net                  .11            .01             .10
                                                                                 --------       --------        --------
                    Total from investment operations                                  .61            .49             .41
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                       (.51)          (.52)           (.31)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.63       $   9.53        $   9.56
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              6.51%          5.30%           4.47%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                        1.70%          1.57%           1.68%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          5.34%          5.40%           5.51%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $  5,315       $  3,078        $  1,409
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             18.48%         25.30%         102.55%
                                                                                 ========       ========        ========
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                 Class D
                                                                                  For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:           1997+++++  1996+++++    1995      1994       1993
Per Share           Net asset value, beginning of year                $   9.52   $   9.55  $   9.53  $   9.76   $   9.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .57        .56       .51       .37        .45
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09       (.01)      .03      (.24)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .66        .55       .54       .13        .29
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.56)      (.58)     (.52)     (.36)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.62   $   9.52  $   9.55  $   9.53   $   9.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.11%      5.91%     5.91%     1.28%      2.99%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.13%      1.06%     1.08%      .96%       .91%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.87%      5.98%     5.44%     3.69%      4.79%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 13,267   $ 12,800  $ 16,993  $ 23,043   $ 51,398
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  18.48%     25.30%   102.55%    60.38%    104.71%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS




1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written on mortgage-backed securities and other securities of the Fund which are traded on exchanges are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Interest rate futures contracts and options thereon, which are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



NOTES TO FINANCIAL STATEMENTS (continued)



* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                            Account     Distribution
                                        Maintenance Fee     Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                         MLFD        MLPF&S

Class D                                  $934        $10,352

For the year ended May 31, 1997, MLPF&S received contingent deferred sales charges of $75,785 and $22,912 relating to transactions in Class B and Class C Shares, respectively.

For the year ended May 31, 1997, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $2,821 for security price quotations to compute the net asset values of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1997 were $24,745,553 and $47,869,879, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (1,901,359)  $     85,644
                                 ------------   ------------
Total                            $ (1,901,359)  $     85,644
                                 ============   ============

As of May 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $27,354, of which $1,732,876 related to appreciated securities and $1,760,230 related to depreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $125,066,313.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $30,039,497 and $66,863,233 for the years ended May 31, 1997 and
May 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
May 31, 1997                          Shares        Amount

Shares sold                           965,067  $   9,288,059
Shares issued to shareholders
in reinvestment of dividends              347          1,950
                                -------------  -------------
Total issued                          965,414      9,290,009
Shares redeemed                      (967,393)    (9,308,472)
                                -------------  -------------
Net decrease                           (1,979) $     (18,463)
                                =============  =============



Class A Shares for the
Year Ended                                          Dollar
May 31, 1996                          Shares        Amount

Shares sold                           893,429  $   8,512,092
Shares issued to shareholders
in reinvestment of dividends              151          1,444
                                -------------  -------------
Total issued                          893,580      8,513,536
Shares redeemed                      (900,177)    (8,576,542)
                                -------------  -------------
Net decrease                           (6,597) $     (63,006)
                                =============  =============

Class B Shares for the
Year Ended                                          Dollar
May 31, 1997                          Shares        Amount

Shares sold                         5,764,174  $  58,529,269
Shares issued to shareholders
in reinvestment of dividends          674,713      3,158,743
                                -------------  -------------
Total issued                        6,438,887     61,688,012
Automatic conversion of shares        (51,870)      (497,629)
Shares redeemed                    (9,786,009)   (93,754,680)
                                -------------  -------------
Net decrease                       (3,398,992) $ (32,564,297)
                                =============  =============



Class B Shares for the
Year Ended                                          Dollar
May 31, 1996                          Shares        Amount

Shares sold                         3,209,190  $  30,564,309
Shares issued to shareholders
in reinvestment of dividends          566,087      5,393,795
                                -------------  -------------
Total issued                        3,775,277     35,958,104
Automatic conversion of shares         (2,712)       (25,846)
Shares redeemed                   (10,524,204)  (100,276,738)
                                -------------  -------------
Net decrease                       (6,751,639) $ (64,344,480)
                                =============  =============



Class C Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         1,790,501  $  17,211,671
Shares issued to shareholders
in reinvestment of dividends           14,275        121,539
                                -------------  -------------
Total issued                        1,804,776     17,333,210
Shares redeemed                    (1,575,517)   (15,123,053)
                                -------------  -------------
Net increase                          229,259  $   2,210,157
                                =============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)




Class C Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         1,331,201  $  12,686,096
Shares issued to shareholders
in reinvestment of dividends            3,955         37,684
                                -------------  -------------
Total issued                        1,335,156     12,723,780
Shares redeemed                    (1,159,725)   (11,052,376)
                                -------------  -------------
Net increase                          175,431  $   1,671,404
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         2,480,241  $  23,652,524
Automatic conversion of shares         51,874        497,629
Shares issued to shareholders
in reinvestment of dividends           45,009        431,306
                                -------------  -------------
Total issued                        2,577,124     24,581,459
Shares redeemed                    (2,542,227)   (24,248,353)
                                -------------  -------------
Net increase                           34,897  $     333,106
                                =============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         2,963,785  $  28,203,483
Automatic conversion of shares          2,713         25,846
Shares issued to shareholders
in reinvestment of dividends           43,150        410,938
                                -------------  -------------
Total issued                        3,009,648     28,640,267
Shares redeemed                    (3,444,089)   (32,767,418)
                                -------------  -------------
Net decrease                         (434,441) $  (4,127,151)
                                =============  =============

5. Capital Loss Carryforward:
At May 31, 1997, the Fund had a net capital loss carryforward of approximately $32,758,000, of which $20,978,000 expires in 2002 $3,888,000 expires in 2003, $7,641,000 expires in 2004 and $251,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Merrill Lynch Adjustable Rate Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
June 27, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)



None of the ordinary income distributions paid monthly by Merrill Lynch Adjustable Rate Securities Fund, Inc. during the fiscal year ended May 31, 1997 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed to the right are the percentages of total assets of the Fund invested in Federal Obligations as of the end of each quarter of the fiscal year:

For the Quarter Ended        Percentage of Federal Obligations*

August 31, 1996                                          6.71%
November 30, 1996                                       10.86%
February 28, 1997                                       10.26%
May 31, 1997                                             9.24%

Of the Fund's ordinary income dividends paid during the fiscal year ended May 31, 1997, 7.75% was attributable to Federal Obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.